FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00248
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ADAMS DIVERSIFIED EQUITY FUND, INC.
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(Exact name of registrant as specified in charter)

500 East Pratt Street, Suite 1300, Baltimore, Maryland 21202
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(Address of principal executive offices)

Lawrence L. Hooper, Jr.
Adams Diversified Equity Fund, Inc.
500 East Pratt Street, Suite 1300
Baltimore, Maryland 21202
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(Name and address of agent for service)

Registrant's telephone number, including area code: (410) 752-5900
Date of fiscal year end: December 31
Date of reporting period: June 30, 2016

Item 1. Reports to Stockholders.

ADAMS DIVERSIFIED EQUITY FUND

SEMI-ANNUAL REPORT

JUNE 30, 2016

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

After enduring market turbulence for most of the period, U.S. equity markets finished the first half of 2016 slightly higher. Similar to last year, volatility was driven by elevated economic uncertainty and global macro events.

The first half uncertainty was punctuated in the fourth week of June when Britain held its referendum vote and elected to leave the European Union. The vote took markets by surprise, triggering a wave of selling around the world. Global financial markets lost $3 trillion during the trading sessions after the vote, marking the biggest two-day sell-off on record. However, over the following few days, the markets recovered most of the decline as “Brexit” fears abated and the currency market stabilized.

Similar volatility was experienced earlier in the year as the S&P 500 declined 9% in the first three weeks of January. Fears of an extended slowdown in China and decelerating economic growth in the U.S. led to the sharp decline. These worries faded and, by the end of March, the S&P 500 returned to its starting point for the year. Equity markets continued to move higher in the second quarter, reacting to the delay of anticipated interest rate hikes by the Fed and to signs of economic stability. But lackluster corporate earnings stalled the market’s advance. While surpassing expectations, reported earnings for the S&P 500 declined 7%, as weak earnings results in the Materials and Energy sectors weighed on total performance.

Markets were supported by other key developments, including a rebound in oil prices from their February trough. As a result of increasing demand, declining U.S. production, and supply outages in Canada and Nigeria, oil prices nearly doubled from $26 per barrel in February to over $51 per barrel in June. Consequently, Energy was one of the strongest performing sectors in the S&P, lagging only the Telecommunication Services and Utilities sectors.

The strength of the consumer was also evident, aided by low gasoline prices and wage increases. We initiated a position in Starbucks, an iconic brand with continued global growth plans. We believe Starbucks has one of the best opportunities for sustained growth in the Consumer Discretionary sector. We anticipate long-term earnings growth of at least 15%, driven by expansion in China, ongoing innovation in beverages, and the optimization of customer loyalty programs. Recent underperformance provided an opportunity to initiate a position.

Volatility in the markets led to some profit taking in the Technology sector, which provided opportunities to find value. As a result, we initiated a position in Citrix Systems. Citrix helps IT and service providers build, manage, and secure virtual and mobile workspaces to deliver apps, desktops, data, and services on any device over any network or cloud. The company underwent a major organizational change earlier this year and has seen some early successes from the initiative, which has translated to earnings improvement. We anticipate that more cost savings on the horizon will enable operating margin expansion into 2017.

The Health Care sector has traditionally offered a source of returns that are uncorrelated to the broader economy. In particular, companies making significant advancements in treating diseases offer attractive investment opportunities. We initiated a position in Pfizer, a leading biopharmaceutical company. Pfizer offers a leading treatment for breast cancer and has an underappreciated pipeline of new products.

LETTER TO SHAREHOLDERS (CONTINUED)

Other catalysts for the investment include the company’s strong balance sheet, attractive valuation, and a possible corporate restructuring. Pfizer is expected to decide by year-end whether to split the company into separate parts, which may provide growth and eliminate the conglomerate discount.

For the six months ended June 30, 2016, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was 1.2%. This compares to a 3.8% total return for the S&P 500 and a 2.2% total return for the Lipper Large-Cap Core Funds Average over the same time period. The total return on the market price of the Fund’s shares for the period was -0.5%.

For the twelve months ended June 30, 2016, the Fund’s total return on NAV was 0.3%. Comparable figures for the S&P 500 and Lipper Large-Cap Core Mutual Funds Average were 4.0% and 0.7%, respectively. The Fund’s total return on market price was -2.5%.

During the first half of this year, the Fund paid distributions to shareholders in the amount of $9.7 million, or $.10 per share, consisting of $.01 net investment income and $.02 long-term capital gain, realized in 2015, and $.07 of net investment income realized in 2016, all taxable in 2016. On July 13, 2016, an additional net investment income dividend of $.05 per share was declared for payment on September 1, 2016. These constitute the first three payments toward our annual 6% minimum distribution rate commitment. Additionally, the Fund repurchased 533,660 shares of its Common Stock during the past six months. The shares were repurchased at an average price of $12.51 and a weighted average discount to NAV of 15.6%, resulting in a $.01 increase to NAV per share.

By order of the Board of Directors,

Mark E. Stoeckle

Chief Executive Officer & President

July 13, 2016

Disclaimers

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.

This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

PORTFOLIO HIGHLIGHTS

June 30, 2016

(unaudited)

Ten Largest Equity Portfolio Holdings

	Market Value	Percent of Net Assets
Apple Inc.	$55,562,720	3.8%
Alphabet Inc. (Class A & Class C)	49,611,999	3.4
Adams Natural Resources Fund, Inc.*	43,976,025	3.0
Microsoft Corp.	42,819,056	2.9
Comcast Corp. (Class A)	36,493,362	2.5
PepsiCo, Inc.	36,390,390	2.5
Amazon.com, Inc.	35,781,000	2.4
Facebook, Inc. (Class A)	34,661,124	2.3
Wells Fargo & Co.	34,030,270	2.3
Honeywell International Inc.	33,442,000	2.3

Total	$402,767,946	27.4%

*	Non-controlled affiliated closed-end fund

Sector Weightings

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2016

(unaudited)

Assets
Investments* at value:
Common stocks:
Unaffiliated issuers (cost $1,033,440,418)	$1,398,760,385
Non-controlled affiliate (cost $34,735,404)	43,976,025
Other investment in controlled affiliate (cost $150,000)	93,000
Short-term investments (cost $27,615,344)	27,615,344
Securities lending collateral (cost $17,503,321)	17,503,321	$1,487,948,075

Cash		390,894
Dividends and interest receivable		1,094,016
Prepaid expenses and other assets		648,196

Total Assets		1,490,081,181

Liabilities
Obligations to return securities lending collateral		17,503,321
Accrued expenses and other liabilities		2,161,684

Total Liabilities		19,665,005

Net Assets		$1,470,416,176

Net Assets
Common Stock at par value $0.001 per share, authorized 150,000,000 shares; issued and outstanding 97,362,723 shares (includes 95,255 restricted shares, 18,750 nonvested or deferred restricted stock units, and 34,363 deferred stock units) (note 7)		$97,363
Additional capital surplus		1,070,704,387
Undistributed net investment income		136,712
Undistributed net realized gain		24,974,126
Unrealized appreciation		374,503,588

Net Assets Applicable to Common Stock		$1,470,416,176

Net Asset Value Per Share of Common Stock		$15.10

*	See Schedule of Investments on page 16.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2016

(unaudited)

Investment Income
Income:
Dividends (net of $18,900 in foreign taxes)	$13,226,624
Interest and other income	64,892

Total Income	13,291,516

Expenses:
Investment research compensation and benefits	2,074,424
Administration and operations compensation and benefits	1,163,239
Occupancy and other office expenses	371,203
Directors’ compensation	220,042
Investment data services	209,486
Transfer agent, custody, and listing fees	184,022
Shareholder reports and communications	172,552
Insurance	83,510
Accounting, recordkeeping, and other professional fees	68,697
Audit and tax services	44,866
Legal services	42,014

Total Expenses	4,634,055

Net Investment Income	8,657,461

Realized Gain (Loss) and Change in Unrealized Appreciation
Net realized gain on security transactions	25,978,984
Net realized loss on total return swap agreements	(9,322)
Change in unrealized appreciation on investments	(19,977,205)

Net Gain on Investments	5,992,457

Change in Net Assets Resulting from Operations	$14,649,918

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	(unaudited) Six Months Ended June 30, 2016	Year Ended December 31, 2015
From Operations:
Net investment income	$8,657,461	$12,063,999
Net realized gain	25,969,662	74,763,845
Change in unrealized appreciation	(19,977,205)	(75,235,059)
Change in accumulated other comprehensive income (note 6)	—	2,375,650

Increase in Net Assets Resulting from Operations	14,649,918	13,968,435

Distributions to Shareholders from:
Net investment income	(7,810,633)	(13,398,646)
Net realized gain	(1,939,123)	(75,358,557)

Decrease in Net Assets from Distributions	(9,749,756)	(88,757,203)

From Capital Share Transactions:
Value of shares issued in payment of distributions (note 5)	3,416	32,287,094
Cost of shares purchased (note 5)	(6,673,672)	(13,600,866)
Deferred compensation (notes 5, 7)	42,113	474,036

Change in Net Assets from Capital Share Transactions	(6,628,143)	19,160,264

Total Decrease in Net Assets	(1,727,981)	(55,628,504)

Net Assets:
Beginning of period	1,472,144,157	1,527,772,661

End of period (including undistributed net investment income of $136,712 and distributions in excess of net investment income of $710,116, respectively)	$1,470,416,176	$1,472,144,157

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Adams Diversified Equity Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”) as a diversified investment company. The Fund is an internally-managed closed-end fund whose investment objectives are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.

1.    SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation—The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies, which require the use of estimates by Fund management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates and the valuations reflected in the financial statements may differ from the value the Fund ultimately realizes.

Affiliates—The 1940 Act defines “affiliated companies” as those companies in which the Fund owns 5% or more of the outstanding voting securities. Additionally, those companies in which the Fund owns more than 25% of the outstanding voting securities are considered to be “controlled” by the Fund.

Activity related to the Fund’s investment in affiliated companies for the period ended June 30, 2016 is reflected on the accompanying financial statements in the amounts and locations as follows:

Affiliated Company	Purchase cost	Sales cost	Investments in securities, at cost(1)	Dividend income(2)	Net realized gain on security transactions(2)		Value June 30, 2016(1)	Value December 31, 2015	Change in unrealized appreciation on investments(2)
Assets:
Adams Natural Resources Fund, Inc. (“ANR”)	$—	$—	$34,735,404	$328,016	$109,339	(3)	$43,976,025	$38,793,371	$5,182,654
Adams Funds Advisers, LLC (“AFA”)	—	—	150,000	—			93,000	317,000	(224,000)

Total	$—	$—	$34,885,404	$328,016	$109,339		$44,069,025	$39,110,371	$4,958,654

(1)	See accompanying Statement of Assets and Liabilities
(2)	See accompanying Statement of Operations
(3)	Represents capital gain distributions from regulated investment company

ANR—The Fund owns 2,186,774 shares of ANR, a non-diversified, closed-end investment company, representing 8% of its outstanding shares. The Fund accounts for ANR as a portfolio investment that meets the definition of a non-controlled affiliate.

AFA—In April 2015, Fund shareholders authorized the Fund to provide investment advisory services to external parties, and the Securities and Exchange Commission granted no action relief under section 12(d)(3) of the 1940 Act to allow the Fund to create a separate, wholly-owned entity for this purpose. The Fund provided the initial capital for the start-up costs of AFA, a Maryland limited liability company, and the Fund is the sole member and General Manager, as provided by the Operating Agreement between AFA and the Fund. This structure mitigates the risk of potential liabilities for the Fund associated with any claims that may arise from AFA during the ordinary course of conducting its business. Given that AFA is an operating company that provides no

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

services to the Fund, the Fund accounts for AFA as a portfolio investment that meets the definition of a controlled affiliate.

In October 2015, AFA began providing advisory services to an external party. AFA earns advisory fee revenue based on assets under management. AFA’s profit can fluctuate due to the level of assets under management, as driven by the number of client relationships, level of client investment activity, and client investment performance, and will impact the Fund’s valuation of its investment in AFA. As of June 30, 2016, AFA had assets under management of $41.5 million invested entirely from one client; failure to maintain this existing relationship or to develop new relationships could impact AFA’s ability to generate revenue. To the extent that AFA’s operating costs exceed its revenue earned, the Fund may be required to provide additional capital to AFA. For tax purposes, AFA’s revenues and expenses are consolidated with those of the Fund and, as such, the advisory fee revenue generated by AFA is monitored to ensure that it does not exceed an amount that would jeopardize the Fund’s status as a regulated investment company.

Expenses—The Fund and its affiliates share personnel, systems, and other infrastructure items and are charged a portion of the shared expenses. To protect the Fund from potential conflicts of interest, policies and procedures are in place covering the sharing of expenses among the entities. Expenses that are not solely attributable to one entity are allocated in accordance with the Fund’s policy, which dictates that such expenses be attributed to each entity based on the relative net assets of the Funds, or, in the case of AFA, the net assets under management. Investment research compensation and benefits are attributed to each entity based on the relative market values of the portfolio securities covered in each respective entity. Expense allocations are updated quarterly, except for those related to payroll, which are updated annually.

For the period ended June 30, 2016, expenses of $446,643 and $104,007 were charged to ANR and AFA, respectively, in accordance with the Fund’s expense sharing policy. There are no amounts due to, or due from, its affiliates as of June 30, 2016.

Investment Transactions, Investment Income, and Distributions—The Fund’s investment decisions are made by the portfolio management team with recommendations from the research staff. Policies and procedures are in place covering the allocation of investment opportunities among the Fund and its affiliates to protect the Fund from potential conflicts of interests. Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments are recorded on the basis of specific identification. Dividend income and distributions to shareholders are recognized on the ex-dividend date. Interest income is recognized on the accrual basis.

Valuation—The Fund’s financial instruments are reported at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund has a Valuation Committee (“Committee”) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board of Directors, the Committee establishes methodologies and procedures to value securities for which market quotations are not readily available.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

•	Level 1—fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments;
•	Level 2—fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments;
•	Level 3—fair value is determined using the Fund’s own assumptions, developed based on the best information available in the circumstances.

Investments in securities traded on national security exchanges are valued at the last reported sale price as of the close of regular trading on the primary exchange on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Money market funds are valued at net asset value. These securities are generally categorized as Level 1 in the hierarchy.

Short-term investments (excluding money market funds) are valued at amortized cost, which approximates fair value. Total return swap agreements are valued using independent, observable inputs, including underlying security prices, dividends, and interest rates. These securities are generally categorized as Level 2 in the hierarchy.

The Fund’s investment in its controlled affiliate, AFA, is valued by methods deemed reasonable in good faith by the Committee. The Fund generally uses market-based valuation multiples, including price-to-earnings and price-to-book value, and discounted free cash flow analysis, or a combination thereof, to estimate fair value. The Committee also considers discounts for illiquid investments, such as AFA. Fair value determinations are reviewed on a regular basis and updated as needed. Due to the inherent uncertainty of the value of Level 3 assets, estimated fair value may differ significantly from the value that would have been used had an active market existed. Any change in the estimated fair value of Level 3 investments is recognized in the Fund’s Statement of Operations in ‘Change in unrealized appreciation on investments’. Given the absence of market quotations or observable inputs, the investment in AFA is categorized as Level 3 in the hierarchy.

At June 30, 2016, the Fund’s financial instruments were classified as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Common stocks	$1,442,736,410	$—	$—	$1,442,736,410
Other investments	—	—	93,000	93,000
Short-term investments	27,615,344	—	—	27,615,344
Securities lending collateral	17,503,321	—	—	17,503,321

Total investments	$1,487,855,075	$—	$93,000	$1,487,948,075

The following is a reconciliation of the change in the value of Level 3 investments:

Balance as of December 31, 2015	$317,000
Purchases	—
Change in unrealized appreciation of investments	(224,000)

Balance as of June 30, 2016	$93,000

There were no transfers between levels during the period ended June 30, 2016.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.    FEDERAL INCOME TAXES

No federal income tax provision is required since the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income and gains to its shareholders. Additionally, management has analyzed and concluded that tax positions included in federal income tax returns from the previous three years that remain subject to examination do not require any provision. Any income tax-related interest or penalties would be recognized as income tax expense. As of June 30, 2016, the identified cost of securities for federal income tax purposes was $1,113,335,308 and net unrealized appreciation aggregated $374,612,767, consisting of gross unrealized appreciation of $403,690,531 and gross unrealized depreciation of $29,077,764.

Distributions are determined in accordance with the Fund’s annual 6% minimum distribution rate commitment, based on the Fund’s average market price, and income tax regulations, which may differ from generally accepted accounting principles. Such differences are primarily related to the Fund’s retirement plans, equity-based compensation, and investment in AFA. Differences that are permanent are reclassified in the capital accounts of the Fund’s financial statements and have no impact on net assets.

3.    INVESTMENT TRANSACTIONS

Purchases and sales of portfolio investments, other than short-term investments and derivative transactions, during the period ended June 30, 2016 were $149,793,294 and $166,287,715, respectively.

4.    DERIVATIVES

During the period ended June 30, 2016, the Fund invested in derivative instruments. The Fund may use derivatives for a variety of purposes, including, but not limited to, the ability to obtain leverage, to gain or limit exposure to particular market sectors or securities, to provide additional income, and/or to limit equity price risk in the normal course of pursuing its investment objectives. The financial derivative instruments outstanding as of period-end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period are indicative of the volume of financial derivative activity for the period.

Total Return Swap Agreements—The Fund may use total return swap agreements to manage exposure to certain risks and/or to enhance performance. Total return swap agreements are bilateral contracts between the Fund and a counterparty in which the Fund, in the case of a long contract, agrees to receive the positive total return (and pay the negative total return) of an underlying equity security and to pay a financing amount, based on a notional amount and a referenced interest rate, over the term of the contract. In the case of a short contract, the Fund agrees to pay the positive total return (and receive the negative total return) of the underlying equity security and to receive or pay a financing rate, based on a notional amount and a referenced interest rate, over the term of the contract. The fair value of each total return swap agreement is determined daily with the change in the fair value recorded as an unrealized gain or loss in the Statement of Operations. Upon termination of a swap agreement, the Fund recognizes a realized gain (loss) on total return swap agreements in the Statement of

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Operations equal to the net receivable (payable) amount under the terms of the agreement.

Total return swap agreements entail risks associated with counterparty credit, liquidity, and equity price risk. Such risks include that the Fund or the counterparty may default on its obligation, that there is no liquid market for these agreements, and that there may be unfavorable changes in the price of the underlying equity security. To mitigate the Fund’s counterparty credit risk, the Fund enters into master netting and collateral arrangements with the counterparty. A master netting agreement allows either party to terminate the contract prior to termination date and to net amounts due across multiple contracts upon settlement, providing for a single net settlement with a counterparty. Pursuant to master netting arrangements, the net cumulative unrealized gain (asset) on open total return swap agreements and net cumulative unrealized loss (liability) on open total return swap agreements are presented in the Statement of Assets and Liabilities. The Fund’s policy is to net all derivative instruments subject to a netting agreement.

A collateral arrangement requires each party to provide collateral with a value, adjusted daily and subject to a minimum transfer amount, equal to the net amount owed to the other party under the contract. The counterparty provides cash collateral to the Fund and the Fund provides collateral by segregating portfolio securities, subject to a valuation allowance, into a tri-party account at its custodian. As of June 30, 2016, there were no outstanding total return swap agreements, no securities pledged by the Fund, and no cash collateral held by the Fund.

5.    CAPITAL STOCK

The Fund has 10,000,000 authorized and unissued preferred shares, $0.001 par value.

During the period ended June 30, 2016, the Fund issued 274 shares of its Common Stock at a weighted average price of $12.47 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Income Compensation Plan.

On December 28, 2015, the Fund issued 2,586,293 shares of its Common Stock at a price of $12.47 per share (the average market price on December 14, 2015) to shareholders of record on November 25, 2015, who elected to take stock in payment of the year-end distribution from 2015 capital gain and investment income. During 2015, 2,795 shares were issued at a weighted average price of $12.87 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Income Compensation Plan.

The Fund may purchase shares of its Common Stock from time to time, in accordance with parameters set by the Board of Directors, at such prices and amounts as the

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

portfolio management team may deem appropriate. Transactions in Common Stock for 2016 and 2015 were as follows:

	Shares		Amount
	Six months ended June 30, 2016	Year ended December 31, 2015	Six months ended June 30, 2016	Year ended December 31, 2015
Shares issued in payment of distributions	274	2,589,088	$3,416	$32,287,094
Shares purchased (at a weighted average discount from net asset value of 15.6% and 13.9%, respectively)	(533,660)	(977,800)	(6,673,672)	(13,600,866)
Net activity under the 2005 Equity Incentive Compensation Plan	(17,837)	16,002	42,113	474,036

Net Change	(551,223)	1,627,290	$(6,628,143)	$19,160,264

6.    RETIREMENT PLANS

Defined Contribution Plans—The Fund sponsors a qualified defined contribution plan for all employees with at least six months of service and a nonqualified defined contribution plan for eligible employees to supplement the qualified plan. The Fund expensed contributions to the plans in the amount of $346,782, a portion thereof based on Fund performance, for the period ended June 30, 2016.

Defined Benefit Plans—The Fund completed the termination of its qualified defined benefit plan in 2015 and has no further defined benefit obligations.

Items impacting the Fund’s pension cost and accumulated other comprehensive income were:

	Six months ended June 30, 2016	Year ended December 31, 2015
Components of pension cost
Interest cost	$—	$134,198
Expected return on plan assets	—	(36,871)
Net loss component	—	155,995
Effect of settlement (non-recurring)	—	4,471,424

Pension cost	$—	$4,724,746

	Six months ended June 30, 2016	Year ended December 31, 2015
Change in accumulated other comprehensive income
Reclassifications to net periodic pension cost:
Amortization of net loss	$—	$155,995
Effect of settlement (non-recurring)	—	2,219,655

Change during the year	$—	$2,375,650

7.    EQUITY-BASED COMPENSATION

The Fund’s 2005 Equity Incentive Compensation Plan, adopted at the 2005 Annual Meeting and reapproved at the 2010 Annual Meeting, expired on April 27, 2015. Restricted stock awards granted prior to the Plan’s expiration remain outstanding as of

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2016 and vest on various dates through September 2, 2018, provided the service condition set forth in the award at grant is satisfied. Also outstanding are restricted stock units granted to nonemployee directors that are 100% vested, but payment of which has been deferred by the election of the director.

Outstanding awards were granted at fair market value on grant date (determined by the average of the high and low price on that date). Awards earn an amount equal to the Fund’s per share distribution, payable in either cash (employees) or reinvested shares (non-employee directors). Reinvested shares are fully vested and paid concurrently with the payment of the original share grant. A summary of the activity related to nonvested restricted shares and restricted stock units for the period ended June 30, 2016 is as follows:

Awards	Shares/Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2015	186,921	$12.62
Reinvested dividend equivalents	274	12.47
Vested & issued	(31,293)	11.27
Forfeited	(7,534)	11.04

Balance at June 30, 2016	148,368	$12.72

Compensation cost is based on the fair market value of the award on grant date and recognized on a straight-line basis over the vesting period. Any compensation cost recognized related to an award that is subsequently forfeited due to unmet service conditions is reversed. Total compensation cost related to equity-based compensation for the period ended June 30, 2016 was $161,772. As of June 30, 2016, the Fund had unrecognized compensation cost of $504,541, a component of additional capital surplus, related to nonvested awards that will be recognized over a weighted average period of 1.07 years. The total fair value of awards vested and issued during the period ended June 30, 2016 was $363,781.

8.    OFFICER AND DIRECTOR COMPENSATION

The aggregate remuneration paid during the period ended June 30, 2016 to officers and directors amounted to $3,550,287, of which $220,042 was paid to directors who were not officers. These amounts represent the taxable income to the Fund’s officers and directors and, therefore, differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with GAAP.

9.    PORTFOLIO SECURITIES LOANED

The Fund makes loans of securities to approved brokers to earn additional income. It receives as collateral cash deposits valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. Cash deposits are placed in a registered money market fund. The Fund accounts for securities lending transactions as secured financing and retains a portion of the income from lending fees and interest on the investment of cash collateral. The Fund also continues to receive dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. At June 30, 2016, the Fund had securities on

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

loan of $17,382,715 and held cash collateral of $17,503,321. The Fund is indemnified by the Custodian, serving as lending agent, for the loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.

10.    OPERATING LEASE COMMITMENTS

The Fund leases office space and equipment under operating lease agreements expiring at various dates through the year 2026. The Fund recognized rental expense of $225,565 for the period ended June 30, 2016, and its minimum rental commitments are as follows:

Remainder of 2016	$41,222
2017	312,967
2018	320,601
2019	259,154
2020	257,262
Thereafter	1,605,979

Total	$2,797,185

FINANCIAL HIGHLIGHTS

	(unaudited) Six Months Ended
	June 30, 2016	June 30, 2015	Year Ended December 31
			2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$15.04	$15.87	$15.87	$15.09	$12.43	$11.54	$12.65

Net investment income	0.09	0.04	0.13	0.20	0.20	0.19	0.16
Net realized gains and increase (decrease) in unrealized appreciation	0.06	0.34	—	1.83	3.32	1.41	(0.56)
Change in accumulated other comprehensive income (note 6)	—	0.02	0.02	(0.01)	0.01	—	(0.01)

Total from investment operations	0.15	0.40	0.15	2.02	3.53	1.60	(0.41)

Less distributions
Dividends from net investment income	(0.08)	(0.08)	(0.14)	(0.20)	(0.22)	(0.18)	(0.15)
Distributions from net realized gains	(0.02)	(0.02)	(0.79)	(0.98)	(0.62)	(0.49)	(0.50)

Total distributions	(0.10)	(0.10)	(0.93)	(1.18)	(0.84)	(0.67)	(0.65)

Capital share repurchases (note 5)	0.01	0.02	0.02	0.02	0.02	—	—
Reinvestment of distributions	—	—	(0.07)	(0.08)	(0.05)	(0.04)	(0.05)

Total capital share transactions	0.01	0.02	(0.05)	(0.06)	(0.03)	(0.04)	(0.05)

Net asset value, end of period	$15.10	$16.19	$15.04	$15.87	$15.09	$12.43	$11.54

Market price, end of period	$12.67	$13.97	$12.83	$13.68	$13.07	$10.59	$9.64
Total Investment Return*
Based on market price	(0.5)%	2.8%	0.7%	13.7%	31.8%	16.9%	(4.2)%
Based on net asset value	1.2%	2.7%	1.8%	14.3%	29.7%	14.7%	(2.8)%
Ratios/Supplemental Data**
Net assets, end of period (in millions)	$1,470	$1,546	$1,472	$1,528	$1,422	$1,156	$1,051
Ratio of expenses to average net assets	0.64%	0.94% †	0.96% ††	0.58%	0.69% ††	0.65% ††	0.55%
Ratio of net investment income to average net assets	1.20%	0.79% †	0.79% ††	1.29%	1.44% ††	1.54% ††	1.25%
Portfolio turnover	21.1%	17.7%	22.0%	26.6%	55.9%	27.4%	21.5%
Number of shares outstanding at end of period (in 000’s)	97,363	95,542	97,914	96,287	94,224	93,030	91,074

*	Total investment return assumes reinvestment of all distributions at the price received in the Fund’s dividend reinvestment plan.
**	Ratios and portfolio turnover presented on an annualized basis.
†

Ratio of expenses to average net assets was 0.65%, excluding the one-time charge of $4,471,424 related to the termination of the defined benefit plans (note 6), and the ratio of net investment income to average net assets was 1.08%.

††

Ratios of expenses to average net assets were 0.67%, 0.63%, and 0.63% in 2015, 2013, and 2012, respectively, after adjusting for non-recurring pension-related settlement charges. The adjusted ratios of net investment income to average net assets were 1.08%, 1.50%, and 1.56% in 2015, 2013, and 2012, respectively.

SCHEDULE OF INVESTMENTS

June 30, 2016

(unaudited)

	Shares	Value (A)
Common Stocks — 98.1%
Consumer Discretionary — 12.2%
Amazon.com, Inc. (C)	50,000	$35,781,000
Comcast Corp. (Class A)	559,800	36,493,362
Dollar General Corp.	190,200	17,878,800
Hanesbrands Inc.	608,000	15,279,040
Lowe’s Companies, Inc.	405,000	32,063,850
Magna International Inc. (B)	252,000	8,837,640
Starbucks Corporation	251,300	14,354,256
Walt Disney Co.	184,800	18,077,136

		178,765,084

Consumer Staples — 10.4%
Coca-Cola Co.	186,000	8,431,380
CVS Health Corp.	314,000	30,062,360
Kroger Co.	508,000	18,689,320
PepsiCo, Inc.	343,500	36,390,390
Philip Morris International Inc.	323,300	32,886,076
Procter & Gamble Co.	131,850	11,163,739
Spectrum Brands Holdings, Inc. (B)	131,500	15,689,265

		153,312,530

Energy — 8.0%
Adams Natural Resources Fund, Inc. (D)	2,186,774	43,976,025
Chevron Corp.	218,000	22,852,940
Concho Resources Inc. (C)	57,500	6,858,025
EOG Resources, Inc.	151,200	12,613,104
Exxon Mobil Corp.	101,000	9,467,740
Halliburton Co.	354,400	16,050,776
Marathon Petroleum Corp.	166,000	6,301,360

		118,119,970

Financials — 16.6%
Allstate Corp.	251,500	17,592,425
American International Group, Inc.	263,000	13,910,070
American Tower Corp.	105,000	11,929,050
Bank of America Corp.	949,900	12,605,173
BlackRock, Inc.	58,200	19,935,246
Boston Properties, Inc.	85,300	11,251,070
Capital One Financial Corp.	245,000	15,559,950
Chubb Ltd.	147,200	19,240,512
Goldman Sachs Group, Inc.	101,000	15,006,580
Intercontinental Exchange, Inc.	72,600	18,582,696
JPMorgan Chase & Co.	378,100	23,495,134
Prudential Financial, Inc.	189,100	13,490,394
Simon Property Group, Inc.	77,000	16,701,300
Wells Fargo & Co.	719,000	34,030,270

		243,329,870

SCHEDULE OF INVESTMENTS (CONTINUED)

	Shares	Value (A)
Health Care — 14.5%
AbbVie, Inc.	380,000	$23,525,800
Aetna Inc.	183,900	22,459,707
Allergan plc (C)	107,096	24,748,815
Biogen Inc. (C)	47,000	11,365,540
Cigna Corp.	145,800	18,660,942
Edwards Lifesciences Corp. (C)	194,800	19,427,404
Gilead Sciences, Inc.	221,300	18,460,846
Johnson & Johnson	64,000	7,763,200
Merck & Co., Inc.	480,000	27,652,800
Pfizer Inc.	494,940	17,426,837
Thermo Fisher Scientific Inc.	145,400	21,484,304

		212,976,195

Industrials — 9.2%
Boeing Co.	205,000	26,623,350
Delta Air Lines, Inc.	311,900	11,362,517
Dover Corp.	176,000	12,200,320
FedEx Corp.	80,000	12,142,400
General Electric Co.	246,500	7,759,820
Honeywell International Inc.	287,500	33,442,000
Southwest Airlines Co.	204,900	8,034,129
Union Pacific Corp.	278,000	24,255,500

		135,820,036

Information Technology — 20.0%
Adobe Systems Inc.	176,000	16,859,040
Alphabet Inc. (Class A) (C)	35,500	24,975,315
Alphabet Inc. (Class C) (C)	35,597	24,636,684
Apple Inc.	581,200	55,562,720
Cisco Systems, Inc.	446,000	12,795,740
Citrix Systems, Inc. (C)	107,800	8,633,702
Facebook, Inc. (Class A) (C)	303,300	34,661,124
Lam Research Corp. (B)	127,600	10,726,056
MasterCard, Inc. (Class A)	230,000	20,253,800
Microsoft Corp.	836,800	42,819,056
NXP Semiconductors N.V. (C)	122,200	9,573,148
Oracle Corp.	221,000	9,045,530
Visa Inc. (Class A)	322,000	23,882,740

		294,424,655

Materials — 1.9%
CF Industries Holdings, Inc.	203,155	4,896,036
LyondellBasell Industries N.V. (Class A)	186,000	13,842,120
PPG Industries, Inc.	85,000	8,852,750

		27,590,906

Telecommunication Services — 2.1%
SBA Communications Corp. (Class A) (C)	90,000	9,714,600
Verizon Communications Inc.	389,000	21,721,760

		31,436,360

Utilities — 3.2%
DTE Energy Company	121,400	12,033,168
Edison International	149,800	11,634,966
NextEra Energy, Inc.	111,800	14,578,720
Pinnacle West Capital Corp.	107,500	8,713,950

		46,960,804

Total Common Stocks (Cost $1,068,175,822)		1,442,736,410

SCHEDULE OF INVESTMENTS (CONTINUED)

	Shares	Value (A)
Other Investments — 0.0%
Financial — 0.0%
Adams Funds Advisers, LLC (C)(E) (Cost $150,000)		$93,000

Short-Term Investments — 1.9%
Money Market Funds — 1.9%
Fidelity Institutional Money Market – Money Market Portfolio (Institutional Class), 0.48% (F)	17,787,019	17,787,019
Northern Institutional Treasury Portfolio, 0.28% (F)	9,828,325	9,828,325

Total Short-Term Investments (Cost $27,615,344)		27,615,344

Securities Lending Collateral — 1.2% (Cost $17,503,321)
Money Market Funds — 1.2%
Northern Institutional Funds Liquid Assets Portfolio, 0.50% (F)	17,503,321	17,503,321

Total Investments — 101.2% of Net Assets (Cost $1,113,444,487)		$1,487,948,075

Notes:

(A)	Common stocks are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation. See note 1 to financial statements.
(B)	All or a portion of shares held are on loan. See note 9 to financial statements.
(C)	Presently non-dividend paying.
(D)	Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.
(E)	Controlled affiliate valued using Level 3 inputs. See note 1 to financial statements.
(F)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

CHANGES IN PORTFOLIO SECURITIES

During the six months ended June 30, 2016 (unaudited)

	Purchases (Cost)	Sales (Proceeds)	Market Value Held at June 30, 2016
Adobe Systems Inc.	$4,574,151		$16,859,040
Bank of America Corp.	12,515,880		12,605,173
BlackRock, Inc.	3,963,882		19,935,246
Boston Properties, Inc.	11,127,455		11,251,070
Chubb Ltd.	5,535,989		19,240,512
CMS Energy Corp.	1,482,586	$11,309,684	—
Citrix Systems, Inc.	9,414,915		8,633,702
Concho Resources Inc.	5,953,630		6,858,025
DTE Energy Co.	11,374,779		12,033,168
Edison International	3,707,357		11,634,966
Goldman Sachs Group, Inc.	15,772,589		15,006,580
Intercontinental Exchange, Inc.	2,283,352		18,582,696
NextEra Energy, Inc.	3,696,838		14,578,720
Pfizer Inc.	17,134,056		17,426,837
Philip Morris International Inc.	5,526,790		32,886,076
Pinnacle West Capital Corp.	741,840		8,713,950
Prudential Financial, Inc.	1,341,479		13,490,394
Starbucks Corp.	13,931,192		14,354,256
Thermo Fisher Scientific Inc.	19,714,534		21,484,304
AGL Resources Inc.		9,505,268	—
Allstate Corp.		4,011,106	17,592,425
Automatic Data Processing, Inc.		4,772,526	—
BorgWarner Inc.		4,057,126	—
Celgene Corp.		17,386,630	—
Citigroup Inc.		18,354,912	—
Dollar General Corp.		7,350,502	17,878,800
Edwards Lifesciences Corp.		4,127,121	19,427,404
Gartner, Inc.		16,383,872	—
Gilead Sciences, Inc.		1,321,236	18,460,846
iShares US Real Estate ETF		8,414,342	—
JPMorgan Chase & Co.		4,217,900	23,495,134
Las Vegas Sands Corp.		6,465,691	—
Nasdaq, Inc.		12,801,540	—
Noble Energy, Inc.		5,936,746	—
Novartis AG		14,611,400	—
Prudential Financial, Inc.		6,009,249	13,490,394
Simon Property Group, Inc.		2,608,433	16,701,300
Walt Disney Co.		6,642,431	18,077,136

HISTORICAL FINANCIAL STATISTICS

(unaudited)

Year	(000’s) Value Of Net Assets	(000’s) Shares Outstanding	Net Asset Value Per Share	Market Value Per Share	Income Dividends Per Share		Capital Gains Distributions Per Share		Total Dividends and Distributions Per Share	Annual Distribution Rate*
2006	$1,377,418	86,838	$15.86	$13.87	$.23		$.67		$.90	6.8%
2007	1,378,480	87,669	15.72	14.12	.32		.71		1.03	7.1
2008	840,012	87,406	9.61	8.03	.26		.38		.64	5.7
2009	1,045,027	87,415	11.95	10.10	.15		.30		.45	5.2
2010	1,124,672	88,885	12.65	10.72	.14		.37		.51	5.1
2011	1,050,734	91,074	11.54	9.64	.15		.50		.65	6.1
2012	1,155,997	93,030	12.43	10.59	.18		.49		.67	6.3
2013	1,421,551	94,224	15.09	13.07	.22		.62		.84	7.1
2014	1,527,773	96,287	15.87	13.68	.20		.98		1.18	8.8
2015	1,472,144	97,914	15.04	12.83	.14		.79		.93	6.8
June 30, 2016	1,470,416	97,363	15.10	12.67	.13	†	.02	†	.15	—

*	The annual distribution rate is the total dividends and distributions per share divided by the Fund’s average month-end stock price. For years prior to 2011, the average month-end stock price is determined for the calendar year. For 2011 and later, the average month-end stock price is determined for the twelve months ended October 31, which is consistent with the calculation used for the annual 6% minimum distribution rate commitment adopted in September 2011.
†	Paid or declared

ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders was held on April 14, 2016. The following votes were cast for directors:

	Votes For	Votes Withheld
Enrique R. Arzac	76,906,123	6,554,981
Phyllis O. Bonanno	76,509,047	6,952,057
Kenneth J. Dale	77,843,130	5,617,974
Frederic A. Escherich	77,453,251	6,007,853
Roger W. Gale	77,266,554	6,194,550
Kathleen T. McGahran	77,189,904	6,271,200
Craig R. Smith	77,265,743	6,195,361
Mark E. Stoeckle	77,450,335	6,010,769

A proposal to approve and ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for 2016 was approved with 81,616,517 votes for, 778,438 votes against, and 1,066,149 shares abstaining.

OTHER INFORMATION

Dividend Payment Schedule

The Fund presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year, the net realized capital gains earned through October 31 and, if applicable, a return of capital. Shareholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all shareholders of record are sent a dividend announcement notice and an election card in mid-November. Shareholders holding shares in “street” or brokerage accounts make their election by notifying their brokerage house representative.

Electronic Delivery of Shareholder Reports

The Fund offers shareholders the benefits and convenience of viewing Quarterly and Annual Reports and other shareholder materials on-line. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Fund’s printing and mailing costs. To enroll, please visit the following websites:

Registered shareholders with AST: www.amstock.com/main

Shareholders using brokerage accounts: http://enroll.icsdelivery.com/ADX

Proxy Voting Policies and Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and the Fund’s proxy voting record for the 12-month period ended June 30, 2016 are available (i) without charge, upon request, by calling the Fund’s toll free number at (800) 638-2479; (ii) on the Fund’s website: www.adamsfunds.com under the headings “Funds” and then “Reports & Literature”; and (iii) on the Securities and Exchange Commission’s website: www.sec.gov.

Statement on Quarterly Filing of Complete Portfolio Schedule

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to Shareholders, the Fund also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website: www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also posts a link to its Forms N-Q on its website: www.adamsfunds.com; select Fund name and click the headings “Funds”, and then “Reports & Literature”.

Website Information

Investors can find the Fund’s daily NAV per share, the market price, the discount/premium to NAV per share, and quarterly changes in the portfolio securities on our website at www.adamsfunds.com. Also available there are a history of the Fund, historical financial information, links for electronic delivery of shareholder reports, and other useful content.

ADAMS DIVERSIFIED EQUITY FUND, INC.

Board of Directors

Enrique R. Arzac [2,4]	Frederic A. Escherich [1,2,3]	Craig R. Smith [1,2,4]
Phyllis O. Bonanno [3,4]	Roger W. Gale [2,3]	Mark E. Stoeckle [1]
Kenneth J. Dale [1,3,4]	Kathleen T. McGahran [1,5]

1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Nominating and Governance Committee
5.	Chair of the Board

Officers

Mark E. Stoeckle	Chief Executive Officer & President
James P. Haynie, CFA	Executive Vice President
D. Cotton Swindell, CFA	Executive Vice President
Nancy J. F. Prue, CFA	Executive Vice President, Director of Shareholder Communications
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer & Treasurer
Lawrence L. Hooper, Jr.	Vice President, General Counsel & Secretary
Steven R. Crain, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
David R. Schiminger, CFA	Vice President—Research
Christine M. Sloan, CPA	Assistant Treasurer

500 East Pratt Street, Suite 1300, Baltimore, MD 21202

410.752.5900        800.638.2479

Website: www.adamsfunds.com

Email: contact@adamsfunds.com

Tickers: ADX (NYSE), XADEX (NASDAQ)

Counsel: Chadbourne & Parke LLP

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Custodian of Securities: The Northern Trust Company

Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC

Stockholder Relations Department

6201 15th Avenue

Brooklyn, NY 11219

(877) 260-8188

Website: www.amstock.com

Email: info@amstock.com

Item 2. Code of Ethics.

Item not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert.

Item not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services.

Item not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Item not applicable to semi-annual report.

Item 6. Investments.

(a) This schedule is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units Purchased)	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares (or Units) That May Yet Be Purchased Under the Plans or Programs
	----------------------------------	----------------------------------	----------------------------------	----------------------------------
January 2016	45,500	$12.20	45,500	3,546,200
February 2016	49,200	$11.83	49,200	3,497,000
March 2016	108,100	$12.43	108,100	3,388,900
April 2016	65,100	$12.68	65,100	3,323,800
May 2016	120,800	$12.64	120,800	3,203,000
June 2016	144,960	$12.70	144,960	3,058,040
	----------------------------------	----------------------------------	----------------------------------
Total	533,660	$12.51	533,660

(1) There were no shares purchased other than through a publicly announced plan or program.

(2.a) The Plan was announced on December 11, 2014.

(2.b) The share amount approved in 2014 was 5% of outstanding shares, or 4,667,000 shares.

(2.c) The Plan has no expiration date.

(2.d) None.

(2.e) None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Not applicable. See registrant's response to Item 2 above.
	(2)

Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

	(3)	Written solicitation to purchases securities: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adams Diversified Equity Fund, Inc.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer & President
(Principal Executive Officer)

Date:	July 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer & President
(Principal Executive Officer)

Date:	July 22, 2016

By:	/s/ Brian S. Hook
Brian S. Hook
Vice President, Chief Financial Officer & Treasurer
(Principal Financial Officer)

Date:	July 22, 2016